Earnings Call: Q2 - FY26 April 9, 2026 Nasdaq: SLP

Safe Harbor Statement Except for historical information, the matters discussed in this presentation are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, that involve risks and uncertainties. Words like “believe,” “will”, “can”, “expect,” “anticipate” and similar expressions (or the negative of such terms, as well as other words or expressions referencing future events, conditions or circumstances) mean that these are our best estimates as of this writing, but there can be no assurances that expected or anticipated results or events will actually take place, so our actual future results could differ significantly from those statements. Statements include but are not limited to those relating to fiscal year 2026 guidance, expected revenue growth and mix, margins and profitability, demand for our services and software, pricing actions, client spending levels and long-term business strategies. Factors that could cause or contribute to such differences include, but are not limited to: effectiveness of our operational structure, our ability to maintain our competitive advantages and commercialize AI and cloud-enabled solutions, evolving regulatory and data privacy standards governing AI technologies, acceptance of new software and improved versions of our existing software by our customers, the general economics of the pharmaceutical industry, our ability to finance growth, our ability to continue to attract and retain highly qualified technical staff, market conditions, macroeconomic factors, and a sustainable market. Further information on our risk factors is contained in our quarterly, annual and current reports and filed with the U.S. Securities and Exchange Commission. Non-GAAP Financial Measures This presentation includes certain financial measures not presented in accordance with generally accepted accounting principles (“GAAP”) such as Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Net Income, and Adjusted Diluted EPS and certain ratios and other metrics derived there from. These non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that the presentation of these measures may not be comparable to similarly-titled measures used by other companies. We believe (i) these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends; and (ii) that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in and in comparing financial measures with other similar companies, many of which present similar non- GAAP financial measures to investors. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. Reconciliations of these non-GAAP measures to the most directly comparable GAAP measures are set forth in the appendix to this presentation. 1

Second Quarter 2026 Highlights $0.22 Diluted EPS $24.3M Revenue 36% Adj. EBITDA Margin +8% Revenue Growth Current period Prior Year Comparison (2Q25) $0.35 Adj. Diluted EPS $22.4M Revenue $0.15 Diluted EPS 29% Adj. EBITDA Margin +23% $0.31 Revenue Growth Adj. Diluted EPS 2

Trailing Twelve Months (TTM) Highlights ($3.12) Diluted EPS (1) $80.5M Revenue 29% Adj. EBITDA Margin +3% Revenue Growth Current period Prior Year Comparison (2Q25) $1.02 Adj. Diluted EPS $78.6M Revenue $0.36 Diluted EPS 26% Adj. EBITDA Margin +21% Revenue Growth $0.93 (1) Diluted EPS includes a non-cash impairment charge of $77.2 million Adj. Diluted EPS 3

Software Highlights $18.7M Revenue $0.04 Diluted EPS 22% Adj. EBITDA Margin +18% Q2 Revenue Growth 12% Q2 Revenue Growth -54% Q2 Revenue Decline +6% TTM Revenue Growth 3% TTM Revenue Growth -58% TTM Revenue Decline – Overall software revenue growth of 9% for 2Q26 and -2% for TTM – Renewal rates impacted by client consolidations and site closures Pro-ficiency® CLINICAL OPS 4

Services Highlights $18.7M Revenue $0.04 Diluted EPS 22% Adj. EBITDA Margin +19% Revenue Growth $0.18 Adj. Diluted EPS +12% Q2 Revenue Growth -1% Q2 Revenue Decline TTM Revenue Decline TTM Revenue Growth -3% +66% – Overall services revenue growth of 8% for 2Q26 and 9% for TTM – Total backlog $24.0M Med Comm Services COMMERCIALIZATION 5

Revenue - Q2 FY26 (in millions) Software Revenue Growth Total Revenue Growth Services Revenue Growth +8% +9% +8% 2Q26 Mix 2Q25 Mix 6

Revenue - YTD FY26 (in millions) Software Revenue Decline Total Revenue Growth Services Revenue Growth +3% -3% +12% FY26 Mix FY25 Mix 7

Revenue - Trailing Twelve Months (TTM) (in millions) Software Revenue Growth Total Revenue Growth Services Revenue Growth +3% -2% +9% 2Q26 Mix 2Q25 Mix 8

Software Solutions as % of Software Revenue

2Q26



3%
19%
78%
Discovery
Development
Clinical Ops

Second Quarter Highlights

Discovery

ADMET Predictor®
- 13 new clients
- 10 upsells to existing clients

Development

GastroPlus®
- 16 new clients
- 6 upsells to existing clients

MonolixSuite™
- 11 new clients
- 7 upsells to existing clients

TTM



4%
18%
78%
Discovery
Development
Clinical Ops

9

Software Performance Metrics - Q2 FY26 Avg. Revenue per Client (in thousands) Commercial Clients Renewal Rate* (fee based) 10 *Excludes perpetual licenses for all periods

Software Performance Metrics - TTM Avg. Revenue per Client (in thousands) Renewal Rate* (fee based) Commercial Clients Clients (end of period) 11 *Excludes perpetual licenses for all periods

Services Solutions as % of Services Revenue Q2 FY26 TTM Development Commercialization Development Commercialization 12

Services Performance Metrics Q2 FY26 Total Projects Backlog (in millions) 13

Income Statement Summary - Q2 FY26 (1) (in millions, except Diluted EPS and Adjusted Diluted EPS) % of Rev2Q25% of Rev2Q26 100%$22.4100%$24.3Revenue 41%9.334%8.1Cost of revenue 59%13.166%16.1Gross profit 10%2.114%3.5R&D 17%3.712%2.9S&M 20%4.517%4.1G&A excluding nonrecurring 0%—0%0.1Nonrecurring 46%10.443%10.5Total operating expense 12%2.723%5.6Income from operations 16%3.524%5.9Income before income taxes -2%(0.4)-6%(1.4)Income tax expense 14%$3.119%$4.5Net Income $0.15$0.22Diluted EPS 29%$6.636%$8.7Adjusted EBITDA $0.31$0.35Adjusted Diluted EPS (1) Numbers may not add due to rounding 14

Income Statement Summary - YTD FY26 (1) (in millions, except Diluted EPS and Adjusted Diluted EPS) % of RevFY25% of RevFY26 100%$41.4100%$42.7Revenue 44%18.037%15.7Cost of revenue 56%23.363%27.0Gross profit 10%4.015%6.5R&D 16%6.614%6.1S&M 23%9.419%8.1G&A excluding nonrecurring 1%0.50%0.1Nonrecurring 50%20.548%20.7Total operating expense 7%2.815%6.3Income from operations 9%3.816%6.9Income before income taxes -1%(0.5)-4%(1.6)Income tax expense 8%$3.312%$5.2Net Income $0.16$0.26Diluted EPS 27%$11.129%$12.3Adjusted EBITDA $0.48$0.48Adjusted Diluted EPS (1) Numbers may not add due to rounding 15

Balance Sheet Summary (1) (in millions) (1) Numbers may not add due to rounding August 31, 2025February 28, 2026 $32.4$41.8Cash and short-term investments 19.225.7Other current assets 80.478.9Long term assets $131.9$146.5Total assets 6.712.3Current liabilities 0.40.4Long-term liabilities 7.112.7Total liabilities 124.8133.8Shareholders’ equity $131.9$146.5Total liabilities and shareholders’ equity 16

Fiscal 2026 Guidance Guidance $79M - $82MTotal Revenue 0% - 4%Total Revenue Growth 57% - 62%Software Revenue Mix 26% - 30%Adjusted EBITDA Margin (1) $0.75 - $0.85Adjusted Diluted EPS (2) (1) Adjusted EBITDA represents net income excluding the effect of interest expense (income), provision (benefit) for income taxes, depreciation and amortization, equity-based compensation expense, loss (gain) on currency exchange, impairment charges, change in fair value of contingent consideration, reorganization expense, acquisition and integration expense and other items not indicative of our ongoing operating performance. (2) Adjusted net income and adjusted diluted earnings per share exclude the effect of amortization, equity-based compensation expense, loss (gain) on currency exchange, impairment charges, change in fair value of contingent consideration, reorganization expense, acquisition and integration expense and other items not indicative of our ongoing operating performance as well as the income tax provision adjustment for such charges. 17

Adjusted EBITDA Non-GAAP Reconciliation (1) FY25 YTDFY26 YTD2Q252Q26 $3,280$5,211$3,074$4,535Net income Excluding: (313)(555)(154)(288)Interest income and expense, net 4981,6454341,351Provision for income taxes 4,5392,8932,2741,547Depreciation and amortization 3,1462,9681,5571,503Stock-based compensation 1342(2)32Loss on currency exchange (640)—(640)—Change in value of contingent consideration 415—157—Reorganization expense 13365(122)55Mergers & Acquisitions expense $11,071$12,269$6,578$8,735Adjusted EBITDA (in thousands) (1) Numbers may not add due to rounding 18

Adjusted Diluted EPS Non-GAAP Reconciliation (1) FY25 YTDFY26 YTD2Q252Q26 $3,280$5,211$3,074$4,535Net income Excluding: 4,2602,7192,1301,460Amortization 3,1462,9681,5571,503Stock-based compensation 1342(2)32Loss on currency exchange 13365(122)55Mergers & Acquisitions expense (640)—(640)—Change in value of contingent consideration 415—157—Reorganization expense (966)(1,390)41(558)Tax effect on above adjustments $9,641$9,615$6,195$7,027Adjusted Net income 20,26220,23220,27720,243Diluted weighted-avg. common shares outstanding $0.16$0.26$0.15$0.22Diluted EPS $0.48$0.48$0.31$0.35Adjusted Diluted EPS (in thousands, except Diluted EPS and Adjusted Diluted EPS) (1) Numbers may not add due to rounding 19

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